SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549



                                          FORM 8-K

                                       CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15 (d) OF
                            THE SECURITIES EXCHANGE ACT OF 1934


                    Date of report (Date of earliest event reported)
                           February 3, 2000 (February 3, 2000)

                               STORAGE TECHNOLOGY CORPORATION

                   (Exact Name of Registrant As Specified In Its Charter)


           Delaware                     1-7534                  84-0593263
 (State or other Jurisdiction of   (Commission File Number)   (IRS Employer
         Incorporation)                                     Identification No.)



                   One StorageTek Drive, Louisville, Colorado 80028-4309

                    (Address of Principal Executive Offices) (Zip Code)


             Registrant's telephone number, including area code (303) 673-5151



                                       Not applicable

               (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events

All assumptions, anticipations, expectations and forecasts contained in the following discussion regarding the effects of changes in certain directors and officers of the Registrant, and the Registrant's restructuring activities and expectations related to fourth quarter 1999 financial results contained in this Form 8-K and the exhibits attached hereto are forward-looking statements within the meaning of the Private Securities Reform Act of 1995. The actual results arising from these matters may differ materially because of a number of risks and uncertainties. The forward-looking statements made herein and in the exhibits hereto represent a good-faith assessment by the Registrant of the future success of these matters based upon the Registrant's reasonable beliefs and opinions.


On February 3, 2000, the Registrant issued the press releases, attached hereto as Exhibits 99.1 and 99.2.



Item 7.     Financial Statements and Exhibits

      The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

            (A) Financial statements of businesses acquired.

                        Not applicable

            (B) Pro forma financial information.

                        Not applicable

            (C)   Exhibits.

            99.1 Press Release of the Registrant, dated February 3, 2000 relating to the search for a Chairman of the Board, President and Chief Executive Officer.

            99.2 Press Release of the Registrant, dated February 3, 2000 relating to progress on the Registrant's restructuring program and expectations related to fourth quarter 1999 financial results.




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                                         SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 2000                      Storage Technology Corporation

                                             By:   /s/ Thomas G. Arnold
                                                   Thomas G. Arnold
                                                  Vice President and
                                                 Corporate Controller



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